Exhibit 32.1

CERTIFICATION

 PURSUANT TO RULE 13a-14(b) or

RULE 15d-14(b) AND 18 U.S.C. SECTION 1350
(AS ADOPTED PURSUANT TO SECTION 906 OF THE

 SARBANES-OXLEY ACT OF 2002, AS AMENDED)

Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended), the undersigned officer of TX Holdings, Inc., a Georgia corporation (the “Company”), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 23, 2018	Signed:	/s/William L. Shrewsbury
	Name:	William L. Shrewsbury
	Title:	Chief Executive Officer (Principal Executive Officer